Exhibit 99.2

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The selected unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information included elsewhere in this Form 8-K.

The following selected unaudited pro forma condensed combined balance sheet as of August 31, 2019 combines the historical balance sheet of Greenland as of August 31, 2019 and the historical consolidated balance sheet of Zhongchai Holding as of June 30, 2019, giving effect to the Business Combination as described below on a pro forma basis as if it had been completed on August 31, 2019. The following selected unaudited pro forma condensed combined statement of operations for the nine months ended August 31, 2019 and the period ended November 30, 2018 combines the historical consolidated statement of operations of Greenland for the nine months ended August 31, 2019 and for the period from December 28, 2017 (inception) through November 30, 2018 with the historical consolidated statement of operations and comprehensive income of Zhongchai Holding for the six months ended June 30, 2019 and the year ended December 31, 2018, giving effect to the Business Combination as described on a pro forma basis as if it had been completed as of the earliest period presented. The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes and the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Greenland,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Zhongchai Holding” and the following historical financial statements and accompanying notes of Greenland and Zhongchai Holding, which are included elsewhere in this Form 8-K and in the Definitive Proxy Statement:

●	Greenland’s unaudited financial statements as of and for the nine months ended August 31, 2019 and the related notes;

●	Greenland’s audited financial statements as of November 30, 2018 and for the period from December 28, 2017 (inception) through November 30, 2018 and the related notes;

●	Zhongchai Holding’s unaudited consolidated financial statements as of and for the six months ended June 30, 2019 and the related notes; and

●	Zhongchai Holding’s audited consolidated financial statements as of and for the year ended December 31, 2018 and the related notes.

The historical financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are related and/or directly attributable to the Business Combination, are factually supportable and are expected to have a continuing impact on the Company’s operating results. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the Company upon completion of the Business Combination. The pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements and described in the notes thereto reflect, among other things, the consummation of the Business Combination.

The unaudited pro forma combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the combined company will experience. Zhongchai Holding and Greenland have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

	Nine Months Ended August 31, 2019 (Greenland) and the Six Months Ended June 30, 2019 (Zhongchai Holding)
	Greenland (Historical)	Zhongchai Holding (Historical)	Combined Pro Forma
Statements of Operations Data:
Total revenue	$—	$28,550,770	$28,550,770
Costs of goods sold	—	21,925,996	21,925,996
Total operating expenses	994,570	2,639,168	3,177,602
Income (loss) from operations	(994,570)	3,985,606	3,447,172
Net income (loss)	(302,513)	3,006,252	2,476,777
Net income attributable to noncontrolling interests	—	334,304	334,304
Net income (loss) attributable to the Company	$(302,513)	$2,671,948	$2,142,473
Weighted average shares outstanding, basic and diluted	1,931,932		10,006,143

Basic and diluted (loss) income per share	$(0.48)		$0.21

	For the Period from December 28, 2017 (inception) through November 30, 2018 (Greenland) and the Year Ended December 31, 2018 (Zhongchai Holding)
	Greenland (Historical)	Zhongchai Holding (Historical)	Combined Pro Forma
Statements of Operations Data:
Total revenue	$—	$60,213,088	$60,213,088
Costs of goods sold	—	46,139,858	46,139,858
Total operating expenses	372,998	5,375,978	5,748,976
(Loss) income from operations	(372,998)	8,697,252	8,324,254
Net income (loss)	(66,784)	6,623,551	6,295,488
Net income attributable to noncontrolling interests	—	741,077	741,077
Net income (loss) attributable to the Company	$(66,784)	$5,882,474	$5,554,411
Weighted average shares outstanding, basic and diluted	1,415,310		10,006,143
Basic and diluted (loss) income per share	$(0.24)		$0.56

	As of August 31, 2019 (Greenland) and June 30, 2019 (Zhongchai Holding)
	Greenland (Historical)	Zhongchai Holding (Historical)	Combined Pro Forma
Balance Sheet Data:
Cash and cash equivalents	$192,000	$4,714,552	$8,272,689
Restricted cash	$—	$562,945	$562,945
Marketable securities held in trust account	$45,470,537	$—	$—
Total assets	$45,707,261	$106,473,436	$110,076,297
Current maturities of long-term debt	$—	$34,049,066	$34,049,066
Long-term debt, net of current maturities	$—	$1,818,235	$1,818,235
Total liabilities	$1,983,907	$63,940,371	$64,013,698
Ordinary shares subject to possible redemption	$38,723,353	$—	$—
Total shareholders’ equity	$5,000,001	$42,533,065	$46,062,599

COMPARATIVE PER SHARE INFORMATION

The following table sets forth historical comparative per share information of Greenland and Zhongchai Holding on a stand-alone basis and the unaudited pro forma condensed combined per share information after giving effect to the Business Combination.

The historical information should be read in conjunction with the information in the sections entitled “Selected Historical Financial Information of Greenland” and “Selected Historical Consolidated Financial and Other Data of Zhongchai Holding” and the historical financial statements of Greenland and Zhongchai Holding included elsewhere in the Definitive Proxy Statement. The unaudited pro forma condensed combined per share information is derived from, and should be read in conjunction with, the information contained in the section of this Form 8-K entitled “Selected Unaudited Pro Forma Condensed Combined Financial Information.”

The unaudited pro forma combined share information does not purport to represent what the actual results of operations of the Company would have been had the Business Combination been completed or to project the Company’s results of operations that may be achieved after the Business Combination. The unaudited pro forma shareholders’ equity per share information below does not purport to represent what the value of Zhongchai Holding and Greenland would have been had the Business Combination been completed nor the shareholders’ equity per share for any future date or period.

	Greenland (Historical)	Zhongchai Holding (Historical)	Combined Pro Forma – No Redemptions
Nine Months Ended August 31, 2019 (Greenland) and Six Months Ended June 30, 2019 (Zhongchai Holding)

Net (loss) income	$(302,513)	$2,671,948	$2,142,473
Shareholders’ equity	$5,000,001	$42,533,065	$46,062,599
Weighted average ordinary shares outstanding – basic and diluted	1,931,932	n/a	10,006,143
Net (loss) income per share attributable to ordinary shares – basic and diluted	$(0.48)	$ n/a	$0.21
Shareholders’ equity per share – basic and diluted	$2.59	$ n/a	$4.60

For the Period from December 28, 2017 (inception) through November 30, 2018 (Greenland) and for the year ended December 31, 2018 (Zhongchai Holding)

Net (loss) income	$(66,784)	$5,882,474	$5,554,411
Weighted average ordinary shares outstanding – basic and diluted	1,415,310	n/a	10,006,143
Net (loss) income per share attributable to ordinary shares – basic and diluted	$(0.24)	$ n/a	$0.56

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Introduction

Greenland is providing the following unaudited pro forma combined financial information to aid you in your analysis of the financial aspects of the Business Combination.

The unaudited pro forma combined balance sheet as of August 31, 2019 gives pro forma effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma combined statements of operations for the nine months ended August 31, 2019 and year ended November 30, 2018 give pro forma effect to the Business Combination as if it had occurred as of the earliest period presented. This information should be read together with Zhongchai Holding’s and Greenland’s respective audited and unaudited financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Zhongchai Holding,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Greenland” and other financial information included in elsewhere in this Form 8-K and in the Definitive Proxy Statement.

The unaudited pro forma combined balance sheet as of August 31, 2019 has been prepared using the following:

●	Zhongchai Holding’s unaudited historical consolidated balance sheet as of June 30, 2019; and

●	Greenland’s unaudited historical balance sheet as of August 31, 2019, as included as an exhibit in this Form 8-K.

The unaudited pro forma combined statement of operations for the nine months ended August 31, 2019 has been prepared using the following:

●	Zhongchai Holding’s unaudited historical consolidated statement of operations and comprehensive income for the six months ended June 30, 2019; and

●	Greenland’s unaudited historical statement of operations for the nine months ended August 31, 2019, as included as an exhibit in this Form 8-K.

The unaudited pro forma combined statement of operations for the year ended November 30, 2018 has been prepared using the following:

●	Zhongchai Holding’s audited historical consolidated statement of operations and comprehensive income for the year ended December 31, 2018; and

●	Greenland’s audited historical statement of operations for the period from December 28, 2017 (inception) through November 30, 2018.

Description of the Transaction

The Business Combination consists of a series of transactions pursuant to which Greenland acquired 100% of the issued and outstanding capital stock of Zhongchai Holding, in exchange for the issuance of 7,500,000 Greenland Shares to the Zhongchai Equity Holder.

Accounting for the Transaction

The Business Combination will be accounted for as a reverse merger, accompanied by a recapitalization, in accordance with U.S. GAAP. Under this method of accounting, Greenland will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Zhongchai Equity Holder controlling the majority of the relative voting rights, Zhongchai Equity Holder being expected to have the largest interest of the combined company, Zhongchai Holding’s senior management comprising the senior management of the combined company, the relative size of Zhongchai Holding compared to Greenland, and Zhongchai Holding’s operations comprising the ongoing operations of the combined company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Zhongchai Holding issuing stock for the net assets of Greenland, accompanied by a recapitalization. The net assets of Greenland will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Zhongchai Holding.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination, are factually supportable, and as it relates to the unaudited pro forma combined statements of operations, are expected to have a continuing impact on the results of the combined company. The adjustments presented on the unaudited pro forma combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Business Combination.

The unaudited pro forma combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the combined company will experience. Zhongchai Holding and Greenland have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements are 7,500,000 Greenland Shares issued to the Zhongchai Equity Holder.

PRO FORMA COMBINED BALANCE SHEET
AS OF AUGUST 31, 2019
(UNAUDITED)

	(A) Zhongchai	(B) Greenland	Pro Forma Adjustments		Pro Forma Balance Sheet
Assets
Current assets:
Cash and cash equivalents	$4,714,552	$192,000	$45,470,537	(1)
			250,000	(2)
			(1,150,000)	(3)
			(1,901,162)	(4)
			(39,303,238)	(5)	$8,272,689
Restricted cash	562,945	-	-		562,945
Notes receivable	14,972,902	-	-		14,972,902
Accounts receivables, net	12,856,480	-	-		12,856,480
Inventories	12,419,855	-	-		12,419,855
Prepaid expenses and other current assets	285,435	44,724	-		330,159
Total Current Assets	45,812,169	236,724	3,366,137		49,415,030
Marketable securities held in Trust Account	-	45,470,537	(45,470,537)	(1)	-
Property, plant and equipment, net	21,327,045	-	-		21,327,045
Land use rights, net	3,964,270	-	-		3,964,270
Deferred tax assets	533,908	-	-		533,908
Goodwill	3,947	-	-		3,947
Due from related parties	34,030,261	-	-		34,030,261
Other assets	801,836	-	-		801,836
Total Assets	$106,473,436	$45,707,261	$(42,104,400)		$110,076,297

Liabilities and Shareholders’ Equity
Current liabilities:
Current maturities of long-term debt	$34,049,066	$-	$-		$34,049,066
Accounts payable and accrued expenses	16,710,619	73,327	-		16,783,946
Taxes payable	97,675	-	-		97,675
Customer deposits	62,941	-	-		62,941
Promissory note - related party	-	210,000	(210,000)	(3)	-
Due to related party	3,617,753	-	-		3,617,753
Other current liabilities	2,706,477	-	-		2,706,477
Total Current Liabilities	57,244,531	283,327	(210,000)		57,317,858
Long-term debt	1,818,235	-	-		1,818,235
Convertible promissory notes - related party	-	690,000	250,000	(2)
			(940,000)	(3)	-
Deferred underwriting fee	-	1,010,580	(1,010,580)	(4)	-
Other liabilities	4,877,605	-	-		4,877,605
Total Liabilities	63,940,371	1,983,907	(1,910,580)		64,013,698

Commitments and Contingencies

Ordinary shares subject to redemption	-	38,723,353	(38,723,353)	(5)	-

Shareholders’ Equity
Ordinary Shares	1,290	5,369,298	(579,885)	(5)
			11,930,718	(6)
			450,000	(7)	17,171,421
Additional paid-in capital	12,300,015	-	(12,300,015)	(6)	-
Retained earnings (Accumulated deficit)	21,863,375	(369,297)	(890,582)	(4)
			369,297	(6)
			(450,000)	(7)	20,522,793
Accumulated other comprehensive income	447,218	-	-		447,218
Total Shareholders’ Equity	34,611,898	5,000,001	(1,470,467)		38,141,432
Non-controlling interest	7,921,167	-	-		7,921,167
Total Equity	42,533,065	5,000,001	(1,470,467)		46,062,599
Total Liabilities and Shareholders’ Equity	$106,473,436	$45,707,261	$(42,104,400)		$110,076,297

Pro Forma Adjustments to the Unaudited Combined Balance Sheet

(A)	Derived from the unaudited consolidated balance sheet of Zhongchai Holding as of June 30, 2019.

(B)	Derived from the unaudited balance sheet of Greenland as of August 31, 2019.

(1)	Reflects the release of cash from marketable securities held in the Trust Account.

(2)	Reflects additional loans received from the Sponsor to fund working capital purposes.

(3)	Reflects the repayment of promissory notes payable and convertible notes payable to the Sponsor at the closing of the Business Combination.

(4)	Reflects the payment of fees and expenses related to the Business Combination, including the deferred underwriting fee of approximately $1.01 million, legal, financial advisory, accounting and other professional fees. The direct, incremental costs of the Business Combination related to the legal, financial advisory, accounting and other professional fees of approximately $0.9 million is reflected as an adjustment to accumulated deficit and is not shown as an adjustment to the statement of operations since it is a nonrecurring charge resulting directly from the Business Combination.

(5)	To reflect the cancellation of 3,794,057 ordinary shares for shareholders who elected cash conversion for cash payment of $39,303,238.

(6)	Reflects recapitalization of Zhongchai Holding through (a) the contribution of all the share capital in Zhongchai Holding to Greenland, (b) the issuance of 7,500,000 Greenland Shares and (c) the elimination of the historical accumulated deficit of Greenland, the accounting acquiree.

(7)	Reflects the issuance of 50,000 Greenland Shares, valued at $0.50 million (or approximately $9.00 per share) to Hanyi Zhou, an independent third party that acted as a finder in connection with the Business Combination, as compensation for services provided. The amount is reflected as an adjustment to accumulated deficit and is not shown as an adjustment to the statement of operations since it is a nonrecurring charge resulting directly from the Business Combination.

Upon consummation of the Business Combination, 4,682,000 rights converted into 468,200 Greenland Shares.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
NINE MONTHS ENDED AUGUST 31, 2019
(UNAUDITED)

	(A) Zhongchai	(B) Greenland	Pro Forma Adjustments		Pro Forma Income Statement

Revenues	$28,550,770	$-	$-		$28,550,770
Cost of goods sold	21,925,996	-	-		21,925,996
Gross profit	6,624,774	-	-		6,624,774

Operating expenses
Selling expenses	598,096	-	-		598,096
General and administrative expenses	890,293	994,570	(456,136)	(1)	1,428,727
Research and development	1,150,779	-	-		1,150,779
Total operating expenses	2,639,168	994,570	(456,136)		3,177,602

Operating income (loss)	3,985,606	(994,570)	456,136		3,447,172

Other income (expense):
Interest income	13,093	717,589	(717,589)	(2)	13,093
Unrealized gain on marketable securities	-	5,561	(5,561)	(2)	-
Interest expense	(877,543)	-	-		(877,543)
Other	462,047	(31,093)	-		430,954
Income (loss) before income taxes	3,583,203	(302,513)	(267,014)		3,013,676
Provision for income taxes	576,951	-	(40,052)	(3)	536,899
Net income	3,006,252	(302,513)	(226,962)		2,476,777
Less: net income attributable to noncontrolling interest	334,304	-	-		334,304
Net income (loss) attributable to Company	$2,671,948	$(302,513)	$(226,962)		$2,142,473

Weighted average shares outstanding, basic and diluted		1,931,932	8,074,211	(4)	10,006,143
Basic and diluted net (loss) income per share		$(0.48)			$0.21

PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 2018
(UNAUDITED)

	(C) Zhongchai	(D) Greenland	Pro Forma Adjustments		Pro Forma Income Statement

Revenues	$60,213,088	$-	$-		$60,213,088
Cost of goods sold	46,139,858	-	-		46,139,858
Gross profit	14,073,230	-	-		14,073,230

Operating expenses
Selling expenses	1,215,976	-	-		1,215,976
General and administrative expenses	1,647,599	372,998	-		2,020,597
Research and development	2,512,403	-	-		2,512,403
Total operating expenses	5,375,978	372,998	-		5,748,976

Operating income (loss)	8,697,252	(372,998)	-		8,324,254

Other income (expense):
Interest income	22,668	315,911	(315,911)	(2)	22,668
Unrealized loss on marketable securities	-	(8,524)	8,524	(2)	-
Interest expense	(1,554,864)	-	-		(1,554,864)
Other	851,451	(1,173)	-		850,278
Income (loss) before income taxes	8,016,507	(66,784)	(307,387)		7,642,336
Provision for income taxes	1,392,956	-	(46,108)	(3)	1,346,848
Net income (loss)	6,623,551	(66,784)	(261,279)		6,295,488
Less: net income attributable to noncontrolling interest	741,077	-	-		741,077
Net income (loss) attributable to Company	$5,882,474	$(66,784)	$(261,279)		$5,554,411
Weighted average shares outstanding, basic and diluted		1,415,310	8,590,833	(4)	10,006,143
Basic and diluted net loss (income) per share		$(0.24)			$0.56

Pro Forma Adjustments to the Unaudited Combined Statements of Operations

(A)	Derived from the unaudited consolidated statement of operations and comprehensive income of Zhongchai Holding for the six months ended June 30, 2019.

(B)	Derived from the unaudited statement of operations of Greenland for the nine months ended August 31, 2019.

(C)	Derived from the audited consolidated statement of operations and comprehensive income of Zhongchai Holding for the year ended December 31, 2018.

(D)	Derived from the audited statement of operations of Greenland for the period from December 28, 2017 (inception) through November 30, 2018.

(1)	Represents an adjustment to eliminate direct, incremental costs of the Business Combination which are reflected in the historical consolidated financial statements of Zhongchai and Greenland in the amount of $0.15 million and $0.30 million, respectively, for the nine months ended August 31, 2019. There were no such amounts recorded for the year ended November 30, 2018.

(2)	Represents an adjustment to eliminate interest income and unrealized loss on marketable securities held in the Trust Account as of the beginning of the period.

(3)	To record the tax effect of the pro forma adjustments applied at Zhongchai Holding’s normalized blended statutory income tax rate of 15.0%.

(4)	The calculation of weighted average shares outstanding for basic and diluted net income (loss) per share assumes that the IPO occurred as of the earliest period presented. In addition, as the Business Combination is being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net income (loss) per share assumes that the shares have been outstanding for the entire period presented. This calculation is retroactively adjusted to eliminate the number of shares redeemed in the Business Combinations for the entire period.

The following presents the calculation of basic and diluted weighted average shares outstanding. The computation of diluted income (loss) per share excludes the effect of (1) Warrants to purchase 2,341,000 Greenland Shares and (2) a unit purchase option exercisable for 240,000 Greenland Shares, Warrants to purchase 120,000 Greenland Shares and Rights that convert into 24,000 Greenland Shares, because the inclusion of these securities would be anti-dilutive.

Nine Months Ended August 31, 2019 and Year Ended November 30, 2018	Combined
Weighted average shares calculation, basic and diluted
Greenland Public Shares(1)	1,045,943
Greenland Shares held by Sponsor and Chardan(1)	1,410,200
Greenland Shares issued to Zhongchai Equity Holder in Business Combination	7,500,000
Greenland Shares issued to finder in Business Combination	50,000
Weighted average shares outstanding	10,006,143
Percent of shares owned by existing Zhongchai Equity Holder	75.0%
Percent of shares owned by existing holders of Greenland Shares	24.5%
Percent of shares owned by third party	0.5%

(1)	Includes shares received upon the conversion of rights.